UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 11, 2024
(Date of earliest event reported)

Essential Properties Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38530	82-4005693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Carnegie Center Blvd., Suite 520
Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(609) 436-0619
Not Applicable
(Former name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value	EPRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2024, Essential Properties Realty Trust, Inc. (the “Company”), through its operating partnership Essential Properties, L.P., entered into a fifth amendment to the Company’s Amended and Restated Credit Agreement (the “Credit Facility”) with Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto. The fifth amendment added a new tranche of term loans totaling $450.0 million (the “2030 Term Loan”) with an original maturity of three years, which may be extended to early 2030 by exercising two one-year extension options and a six-month extension option. At closing on July 11, 2024, the Company drew an initial funding amount of $320.0 million under the 2030 Term Loan. The 2030 Term Loan includes a delayed draw feature allowing the Company to borrow the remaining $130 million utilizing up to six draws over a period of six months, beginning at closing. Among other things, after giving effect to the 2030 Term Loan, the Credit Facility continues to provide for a Revolving Credit Facility of up to $600.0 million, a $400.0 million second tranche term loan (the “2028 Term Loan”), a $450.0 million Fourth Amendment Term Loan (the “2029 Term Loan”) and an accordion feature which provides an additional uncommitted $500.0 million of capacity under the Credit Facility. The Revolving Credit Facility, the 2028 Term Loan, the 2029 Term Loan and the 2030 Term Loan initially bear interest at an annual rate of applicable Adjusted Term SOFR (as defined in the Credit Agreement) plus an applicable margin at the rates set forth in the Credit Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Fifth Amendment to Credit Agreement, dated as of July 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2024	ESSENTIAL PROPERTIES REALTY TRUST, INC.

	By:	/s/ Mark E. Patten
Mark E. Patten
Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary